UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 24, 2005 (February 24, 2005)

Analysts International Corporation
(Exact name of registrant as specified in its charter)

Minnesota	0-4090	41-0905408
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3601 West 76th Street, Minneapolis, Minnesota	55435-3000
(Address for principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 835-5900

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition

On February 24, 2005, Analysts International Corporation, a Minnesota corporation (the “Company”), reported earnings for its fourth quarter and fiscal year ended January 1, 2005. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1.

Also on February 24, 2005, the Company held a conference call in which management delivered prepared remarks concerning the Company’s financial results for the fourth quarter and fiscal year ended January 1, 2005 and future strategy. The full text of the prepared remarks delivered during the conference call is attached as Exhibit 99.2.

The information in this Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 7.01 Regulation FD Disclosure

On February 24, 2005, Analysts International Corporation, a Minnesota corporation (the “Company”), reported earnings for its fourth quarter and fiscal year ended January 1, 2005. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1.

Also on February 24, 2005, the Company held a conference call in which management delivered prepared remarks concerning the Company’s financial results for the fourth quarter and fiscal year ended January 1, 2005 and future strategy. The full text of the prepared remarks delivered during the conference call is attached as Exhibit 99.2.

The information in this Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Description

99.1
Press release entitled “Analysts International Reports Profitable Results for 2004 with Fourth Consecutive Quarter of Profitability Improvement and EPS at High End of Recently Updated Guidance” issued by Analysts International on February 24, 2005.

99.2	Transcript of prepared remarks for Company’s earnings conference call held February 24, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 24, 2005	ANALYSTS INTERNATIONAL CORPORATION

/s/ Colleen M. Davenport
Colleen M. Davenport
Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1
Press release entitled “Analysts International Reports Profitable Results for 2004 with Fourth Consecutive Quarter of Profitability Improvement and EPS at High End of Recently Updated Guidance” issued by Analysts International on February 24, 2005.

99.2	Transcript of prepared remarks for Company’s earnings conference call held February 24, 2005.